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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of The Gymboree Corporation (the "Company") on Form 10-Q for the period ended August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Lisa Harper, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


         September 16, 2002                        By: /s/ Lisa Harper
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                Date                                   Lisa Harper
                                               Chief Executive Officer and
                                            Chairman of the Board of Directors